SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 1, 2004

STANDARD MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana 46280

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(317) 574-6200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EX-16.1 LETTER FROM ERNST & YOUNG LLP

Item 4.01 – Changes in Registrant’s Certifying Accountant.

     At a meeting held on October 27, 2004, the Board of Directors of Standard Management Corporation (the “Company”) approved the engagement of BDO Seidman, LLP as its independent auditors for the fiscal year ended December 31, 2004 to replace Ernst & Young LLP, who declined to stand for re-election before the Audit Committee as independent auditors of the Company effective October 27, 2004. The Audit Committee of the Company’s Board of Directors approved the change in auditors on October 27, 2004.

     The audit reports of Ernst & Young on the Company’s financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2003 and December 31, 2002, and the period through the date of this disclosure, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for such years.

     During the fiscal years ended December 31, 2003 and December 31, 2002, and through the date of this disclosure, Ernst & Young did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

     During the two most recent fiscal years and the period through the date of this disclosure, the Company did not consult with BDO Seidman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has provided Ernst & Young with a copy of the foregoing disclosure. Attached as Exhibit 16.1 hereto is a copy of Ernst & Young’s letter, dated November 1, 2004, in response to the foregoing disclosure.

Item 9.01 – Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this Report:

     16.1 – Letter from Ernst & Young LLP to the SEC dated November 1, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION
By:	/s/ Stephen M. Coons
	Name:	Stephen M. Coons
	Title:	Executive Vice President and General Counsel

Dated: November 1, 2004

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